EXHIBIT 99.3

                               ROGERS CORPORATION
                            1998 STOCK INCENTIVE PLAN


                      NON-QUALIFIED STOCK OPTION AGREEMENT
                          (For Non-Employee Directors)


     Pursuant to the Rogers Corporation 1998 Stock Incentive Plan (the "Plan"), Rogers Corporation (the "Company") hereby grants to _____________________________ (the "Optionee"), a non-qualified stock option (the "Stock Option") to purchase __________ shares of capital stock of the Company (the "Capital Stock") at the price of $____________ per share, subject to the terms of this Agreement. The Stock Option is granted as of _____________________________________ (the "Grant Date").

     1. Timing of Exercise. The Stock Option is immediately exercisable on the Grant Date in whole or in part by the Optionee. The Stock Option shall remain exercisable by the Optionee (or, in the case of the death of the Optionee, his or her designated beneficiary) until the tenth anniversary of the Grant Date, regardless of whether the Optionee continues to be a Director of the Company.

     2. Manner of Exercise. The Stock Option may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

          (a) In cash, by certified or bank check or other instrument acceptable to the Company;

          (b) In the form of shares of Capital Stock (either actually or by attestation) that the Optionee has beneficially owned for more than six months and that are not then subject to restrictions under any Company plan. Such surrendered or attested shares shall be valued at Fair Market Value (as defined in the Plan) on the exercise date; or

          (c) Delivery by a broker of cash, a certified or bank check or other instrument payable and acceptable to the Company to pay the Stock Option purchase price; provided that in the event the Optionee chooses to pay the Stock Option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and such other agreements as the Company shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

     Ownership of shares of Capital Stock to be purchased pursuant to the exercise of the Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his or her stead in accordance with the provisions of this Agreement) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in this Agreement or applicable provisions of law. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Capital Stock through the attestation method, only the net amount of shares shall be issued.


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     3. Stock Option Transferable in Limited Circumstances. The Stock Option may
be transferred to a family member, trust or charitable organization to the extent permitted by applicable law; provided that the transferee agrees in writing with the Company to be bound by the terms of this Agreement and the Plan. Except as permitted in the preceding sentence, the Stock Option is not transferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

     4. Stock Option Shares. The shares to be issued under the Plan are shares of the Capital Stock of the Company as constituted as of the date of this Agreement, subject to adjustment as provided in Section 3(b) of the Plan.

     5. Rights as a Stockholder. The Optionee shall have the rights of a stockholder only as to shares of Capital Stock acquired upon exercise of a Stock Option and not as to any shares of Capital Stock covered by unexercised Stock Options. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such shares are acquired.

     6. Tax Status. The Stock Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

     7. The Plan. The Stock Option is subject in all respects to the terms, conditions, limitations and definitions contained in the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control.

     8. No Obligation to Exercise Stock Option. The grant and acceptance of the Stock Option imposes no obligation on the Optionee to exercise it.

     9. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

     10. Governing Law. This Agreement and the Stock Option shall be governed by the laws of the Commonwealth of Massachusetts.

     11. Beneficiary Designation. The Optionee hereby designates the following person(s) as the Optionee's beneficiary(ies) to whom shall be transferred any rights under the Stock Option which survive the Optionee's death. If the Optionee names more than one primary beneficiary and one or more of such primary beneficiaries die, the deceased primary beneficiary's interest will be apportioned among any surviving primary beneficiaries before any contingent beneficiary receives any amount, unless the Optionee indicates otherwise in a signed and dated additional page. The same rule shall apply within the category of contingent beneficiaries. Unless the Optionee has specified otherwise herein, any rights which survive the Optionee's death will be divided equally among the Optionee's primary beneficiaries or contingent beneficiaries, as the case may be.


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                            PRIMARY BENEFICIARY(IES)
                                 (Please Print)

     Name                                %       Address
     ----                                -       -------
(a)
     -------------------------------   ----      ----------------------------
(b)
     -------------------------------   ----      ----------------------------
(c)
     -------------------------------   ----      ----------------------------

                           CONTINGENT BENEFICIARY(IES)
                                 (Please Print)

     Name                                %       Address
     ----                                -       -------
(a)
     -------------------------------   ----      ----------------------------
(b)
     -------------------------------   ----      ----------------------------
(c)
     -------------------------------   ----      ----------------------------


     In the absence of an effective beneficiary designation, the Optionee acknowledges that any rights under the Stock Option which survive the Optionee's death shall be rights of his or her estate.

     12. Designation of Principal Residence. To facilitate compliance with applicable securities laws, the Optionee hereby designates the following address as his or her principal residence. The Optionee hereby agrees to notify the Company in writing if the Optionee changes his or her principal residence. (Please print)


     ----------------------------------------------------
     Street Name                                Apt. #

     ----------------------------------------------------
     City                          State        Zip Code


     This Agreement is to be executed in duplicate.


                                             ROGERS CORPORATION



                                             By:
                                                 -------------------------------


     The undersigned hereby acknowledges receipt of the foregoing Stock Option and agrees to its terms and conditions:



                                                 -------------------------------
                                                 Optionee


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